EXHIBIT 10.75

RACC
PROMISSORY NOTE

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                      RAYTHEON AIRCRAFT CREDIT CORPORATION



     1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned (hereinafter collectively referred to as "Debtor") jointly and severally (if more than one) promise(s) to pay to the order of Raytheon Aircraft Credit Corporation, at 9709 East Central, Wichita, Kansas 67206 (hereinafter referred to as "RACC") the principal sum of $2,199,900, together with interest from the date hereof as specified below, until paid in full.

     2. RATE OF INTEREST. Debtor agrees to pay to RACC interest on the unpaid principal balance hereunder, as follows (check appropriate box):

     The rate of interest during months 1 - 24 of this loan shall be 8.5 percent per annum.

     The rate of interest during months 25 - 144 of this loan shall be the "prime" rate of interest in effect at the Bank of America plus 0 percent. The rate of interest shall increase or decrease in accordance with the "prime" rate of interest in effect at the Bank of America on the first day of each calendar quarter. The Bank of America "prime" rate of interest as of the date hereof is 8.5 percent.

     3. PAYMENT SCHEDULE. Payment of the principal balance together with accrued interest in accordance with paragraph 2, above, shall be made in 144 consecutive monthly installments. The amount of each installment payment shall be $**See Below. This installment payment amount will increase or decrease in the event the applicable, variable rate of interest changes, to adjust the installment payments as of the date of such change to an amount which will fully amortize the indebtedness, with interest at the adjusted rate, over the remaining term of this loan. In such event, RACC shall notify Debtor of the adjusted payment amount. The first installment payment is due on January 18, 1998 and all subsequent payments shall be due on or before the 18th day of each succeeding month, until December 18, 2009, when the entire remaining balance of principal and interest shall be paid in full. During the period Debtor is in default in payment of any installment hereunder, when and as due, the rate of interest on the unpaid principal balance hereunder shall be increased by two percent per annum.

     Additional terms, if applicable: Payments for Months 1 - 24 shall be $19,995. Balloon Payments of $100,000 due in months 9 and 21. Payments for months 25 - 144 to be determined and debtor advised.

     4. PAYMENT OF LOAN PROCEEDS. Debtor hereby directs RACC to pay or credit the loan proceeds to Raytheon Aircraft Company

     5. PREPAYMENT. Debtor may prepay this obligation in part or in full at any time. Any partial prepayment shall be first applied to accrued interest.

     6. SECURITY AGREEMENT. To secure the payment of the indebtedness evidenced by this Promissory Note and any renewals, extensions or changes hereof and of any and all other indebtedness of Debtor to RACC, either direct or indirect, absolute or contingent, whether now existing or hereafter arising, Debtor has contemporaneously herewith executed a Security Agreement (the "Security Agreement") granting RACC a purchase money security interest in the following described aircraft and/or other property (collectively the "Collateral") to be purchased by Debtor with the proceeds of the loan evidenced by this Promissory Note.

     Raytheon Aircraft Company Model No. King Air C90B, Serial Number LJ-1477, Registration Number N1107W, together with all other property used in the operation of the aircraft or reflecting use or maintenance of the aircraft, including but not limited to all engines, propellers, instruments, avionics, equipment and accessories attached to, connected with, located in or removed from the aircraft and all logs manuals and maintenance records. Aircraft Engines: Make Pratt & Whitney Model PT6A-21, Shaft Horsepower 550., Serial Number (L) PCEPE0067, Serial Number(R) PCEPE0071 together with any replacement engines. Aircraft Propellers: Hub Make McCauley, Hub Model 4HFR34C768-C, Hub Serial Number (L) 970225 Hub Serial Number (R) 970575, together with any replacement propellers.

     7. PURPOSE OF LOAN. Debtor warrants and represents to RACC that this loan is for business and commercial purposes and not for personal, family, household or agricultural purposes.
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     8. PRINCIPALS AND WAIVERS. All signers, makers,  guarantors,  endorsers and sureties hereof are to be regarded as principals, jointly and severally. Every maker, endorser, guarantor and surety hereof hereby waives presentment, notice, protest and impairment of collateral, and consents to all extensions, deferrals, partial payments and refinancings hereof before or after maturity.

     9. DEFAULT. Upon Debtor's failure to make any payment required under this Promissory Note, or if the prospect of payment, performance or realization on the Collateral is significantly impaired, RACC may employ all remedies allowed by law including, where permissible, declaring all indebtedness due under the Promissory Note, as well as any other indebtedness or liability of Debtor to RACC, immediately due and payable. The parties agree (by way of illustration only, and without attempting to list all events which may do so) that the occurrence of any of the following events will significantly impair the prospect of payment, performance or realization on the Collateral: (1) failure of Debtor to perform any covenant made herein or in the Security Agreement; (2) loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;
(3) death, dissolution, termination of existence, insolvency, business failure, inability to pay debts as they accrue, appointment of a receiver for any part or all of the property, assignment for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor.

     10. WAIVER OF DEFAULT. No waiver by RACC of any default shall be effective unless in writing, nor operate as a waiver of any other default or of the same default in the future.

     11. LOAN APPLICATION. Debtor hereby certifies that there are presently no pending actions or proceedings before any court or administrative agency which might adversely effect Debtor's financial condition, and that all information and statements made in any financial or credit statement or application for credit are true and correct. Debtor acknowledges that RACC has relied upon such information and statements in making this loan.

     12. CHANGE OF ADDRESS. Debtor will immediately notify RACC in writing of any change of address from that shown herein.

     13. GOVERNING LAW AND CHOICE OF FORUM. THIS AGREEMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN EVENT OF DEFAULT SHOULD OCCUR, RACC (AT ITS SOLE OPTION) MAY INSTITUTE LEGAL PROCEEDINGS IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR RACC TO OBTAIN POSSESSION OF THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

     14. ENFORCEABILITY. The unenforceability of any provision hereof shall not affect the validity of any other provision hereof.

     15. BINDING AGREEMENT. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor, their liabilities shall be joint and several. All rights of RACC hereunder shall inure to the benefit of its successors and assigns. 16. ASSIGNMENT. RACC may transfer or assign all or any part of its interest in this Promissory Note, including any guaranties, without the consent of Debtor or any other party. Debtor shall not sell, assign, transfer, encumber or convey any of its interests in the Collateral or in this Promissory Note without the prior written consent of RACC.

     17. ENTIRE AGREEMENT. This Promissory Note and the Security Agreement constitute the entire agreement between and among the parties with respect to the subject matter hereof. There are not verbal understandings, agreements, representations or warranties not expressly set forth herein. Neither this Promissory Note nor the Security Agreement shall be changed orally, but only by writing signed by the parties hereto.

DEBTOR HEREIN ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THIS PROMISSORY NOTE. BY EXECUTION HEREOF, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE IS DULY AUTHORIZED TO EXECUTE THIS PROMISSORY NOTE IN THE CAPACITY STATED BELOW.

Executed this 19th day of December, 1997, at Wichita, Kansas.

Debtor:        First Choice Melbourne 1, Inc.
               /s/ Gary R. Smith
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               President

Address:       5200 South Washington Avenue
               Titusville, FL 32780

RAYTHEON AIRCRAFT CREDIT CORPORATION

By: